LOOMIS SAYLES FUNDS I:

                   Loomis Sayles Global Bond Fund (the "Fund")

Supplement dated April 11, 2006 to the Loomis Sayles Funds I Institutional Funds
  Prospectus, dated February 1, 2006, as may be supplemented from time to time.

In the section "Risk/Return Summary" the following text is added under "Principal Investment Strategies" with respect to Loomis Sayles Global Bond
Fund:

The Fund may also invest in mortgage-related securities, including mortgage dollar rolls.

                                                                   M-LSSP54-0406